UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

        Maryland                       000-52178                 20-4663714
-----------------------------     ---------------------         -----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)


68 North Plank Road, Newburgh, New York                            12550
---------------------------------------                            -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement
            ------------------------------------------

     On December 31, 2009, ES Bancshares, Inc. (the "Company"), the parent company of Empire State Bank, Newburgh, New York sold (the "Sale") 75,000 shares of its common stock at a per share price of $5.00 for total aggregate gross proceeds of $375,000 in a private placement offering. There were no underwriting discounts or commissions paid in the Sale, and the Sale was made to accredited investors (the "Investors") through a subscription agreement, attached hereto as
Exhibit 10.1.

     The offer and sale of the common stock to the Investors was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Section 4(2) of, and Regulation D under, the Securities Act.


Item 3.02   Unregistered Sales of Equity Securities
            ---------------------------------------

     The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (d) Exhibits

     Exhibit           Description
     -------           -----------

     10.1              Subscription Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ES BANCSHARES, INC.


DATE:  January 6, 2010              By: /s/ Philip Guarnieri
                                        ----------------------------------
                                        Philip Guarnieri
                                        President and Co-Chief Executive Officer